[Logo]  The
                                     Gannett
                                     Welsh &
                                     Kotler
                                     Funds
                         -------------------------------
                                GW&K Equity Fund
                         -------------------------------
                         GW&K Government Securities Fund
                         -------------------------------






                                  Annual Report
                               September 30, 1997

GW&K Equity Fund
Letter to Shareholders                                      November 18, 1997

Dear Shareholders,

At the conclusion of the first year of your Fund's operations, we have good news to report. Assets have risen from $18 million in December 1996 to over $37 million as of September 30, 1997. Capital additions have averaged better than $1 million per month and redemptions have been minimal.

Our performance is detailed in this report and your Fund performed well versus recognized averages, competing funds, and benchmarks of established funds of varying objectives. The total return from inception on December 10, 1996 through September 30, 1997 was 29.3%. This compares with total returns for the Standard & Poor's 500 Stock Index of 28.2% and 27.5% for the Russell 2000 Index for smaller companies. What these returns do not show are the much higher returns from larger companies earlier in the year, and the sharp reversal starting at mid-year.

During the course of the year, we sold five major positions of larger companies whose valuations seemed to us to exceed their longer-term prospects. Smaller companies became somewhat emphasized as we found their prices more in line with their growth prospects. As we intend to maintain significant holdings in both larger and smaller capitalization companies, investment results for the Fund should fall in between the returns for these two groups. Historically, this is what has happened.

Our objectives remain unchanged: use careful research to seek out companies that we believe have characteristics that will allow good managements to steadily grow revenues and profits. We will carefully diversify the holdings by economic sector and by market capitalization. If we do our research job well, we will report little turnover. During the period ended September 30, 1997, the Fund's annualized turnover rate was 13%.

As the Fund was originally a limited partnership before transforming into an open-ended mutual fund, many positions carry low tax costs. Some of these gains have been realized and a capital gain distribution will be paid to shareholders in November, 1997, which represents gains realized through October 31, 1997.

The stock market has had an attack of "Asian flu " for the past month. We are increasingly in an international market. Many managers invest in markets all around the world, which heightens volatility. While we sold some positions most vulnerable to the downdraft, we believe that long-term investors should stay invested and use periods of fear to add to positions in strong companies. While the markets may have gone up too far, many good companies stocks are valued fairly and we will do very well in the years ahead. We intend to be invested in our fair share of these companies and to continue to provide our shareholders with competitive investment returns.

Sincerely,

Edward B. White
GW&K Equity Fund Portfolio Manager

GW&K Government Securities Fund
Letter to Shareholders                                      November 18, 1997


Dear Shareholders,

At the conclusion of the first year of the GW&K Government Securities Fund's operations, assets have grown to $24.8 million and the number of shareholders now exceeds 220.

Our performance is detailed in this report and compares favorably with market indices. The total cumulative return from inception on December 16, 1996 to the end of the fiscal year September 30, 1997 was 7.5%, compared to the Lehman 1-3 Year Government Bond Index total return of 4.90% during the same period. This performance represents an increasing net asset value that rose from $10.00 to $10.23 as of September 30, 1997 and net investment income which averaged 6.0% on an annualized basis.

The composition of the Fund's investment portfolio during the year was 100% seasoned premium mortgage backed securities. By purchasing only seasoned premium bonds, the Fund has a unique combination of consistent income flows, a relatively short average life, and monthly principal cash flows that are only moderately effected by interest rate changes. As a result, we believe the Fund's volatility resembles the risk profile of 1-3 year US Government bonds while the return more closely matches that of the 3-5 year US Government sector.

We found value in a variety of issues this year. Mortgage pools that offered significant yield advantages were those that held a fewer number of loans with small outstanding individual mortgage balances. The smaller the mortgage balance the less incentive there is for mortgage holders to prepay their loans. The risk to the holder of this type of pool is that one or many of these loans pay off. However, we reduce this risk by diversifying the number of pools within the Fund.

In recent months mortgage rates have been falling, while mortgage applications and prepayment rates have been increasing. This rise in prepayment rates will filter through somewhat to the premium market. We believe that the Fund's portfolio is protected due to the seasoning of the pools that we purchase and the diversification of the portfolio. The Fund holds over 300 individual pools with coupons ranging from 7.5% to 13.0%, representing a geographic distribution throughout the U.S.

We intend to continue to search for value within the premium mortgage backed sector, while standing ready to take advantage of other investment vehicles in order to meet our investment objective and provide our shareholders with competitive investment returns.

Sincerely,

Jeanne M. Skettino
GW&K Government Securities Fund Portfolio Manager

                                GW&K Equity Fund

      Comparison of the Change in Value since August 1, 1991* of a $10,000 Investment in the GW&K Equity Fund, the Russell 2000 Index and the S&P 500 Index

MOUNTAIN CHART
                         Russell        S&P            GW&K
                         2000           500            Equity
                         Index          Index          Fund
                         -------        -----          ------

August 1, 1991         $ 10,000       $ 10,000       $ 10,000
September 30, 1991       10,066         10,450         10,214
December 31, 1991        10,910         11,048         11,086
March 31, 1992           10,634         11,896         10,999
June 30, 1992            10,834         11,085         10,411
September 30, 1992       11,175         11,402         10,969
December 31, 1992        11,738         13,104         11,772
March 31, 1993           12,251         13,664         12,456
June 30, 1993            12,310         13,962         12,717
September 30, 1993       12,631         15,182         13,545
December 31, 1993        12,924         15,580         13,932
March 31, 1994           12,429         15,167         13,160
June 30, 1994            12,472         14,577         12,618
September 30, 1994       13,094         15,588         13,236
December 31, 1994        13,088         15,297         13,366
March 31, 1995           14,367         16,002         14,187
June 30, 1995            15,718         17,502         15,476
September 30, 1995       16,984         19,231         17,022
December 31, 1995        18,002         19,648         18,738
March 31, 1996           18,972         20,658         19,712
June 30, 1996            19,809         21,691         20,763
September 30, 1996       20,429         21,765         20,499
December 31, 1996        22,133         22,879         21,729
March 31, 1997           22,726         21,698         21,275
June 30,1997             26,694         25,207         24,824
September 30, 1997       28,693         28,950         27,974

       GW&K Equity Fund
  Average Annual Total Return
1 Year   5 Years   From Inception*
36.51%    20.44%       18.16%

Past performance is not predictive of future performance.

*Combines the performance of the Fund, since its commencement of operations on December 10, 1996, and the performance of GW&K Equity Fund, L.P. for periods prior to December 10, 1996. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

                           GW&K Government Securities Fund

    Comparison of the Change in Value since December 16, 1996* of a $10,000 Investment in the GW&K Government Securities Fund and the Lehman 1-3 Year
                             Government Bond Index.

MOUNTAIN CHART
                         GW&K                     Lehman
                         Government               1-3 Year
                         Securities               Government
                         Fund                     Bond Index
                         ----------               ----------

December 16, 1996     $  10,000                $  10,000
December 31, 1996        10,140                   10,002
January 31, 1997         10,248                   10,050
February 28, 1997        10,305                   10,074
March 31, 1997           10,305                   10,066
April 30, 1997           10,382                   10,149
May 31, 1997             10,446                   10,220
June 30, 1997            10,529                   10,290
July 31, 1997            10,608                   10,402
August 31, 1997          10,647                   10,413
September 30, 1997       10,750                   10,492

 GW&K Government Securities Fund
   Average Annual Total Return
        From Inception*
            9.56%

Past performance is not predictive of future performance.

* Initial public offering of shares was December 16, 1996.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1997


                                                                       GW&K
                                                GW&K                Government
                                               Equity               Securities
                                                Fund                   Fund
                                           --------------        --------------
ASSETS
Investments in securities:
  At amortized cost                        $   24,499,670        $   24,260,456
                                           ==============        ==============
  At value (Note 2)                        $   37,495,410        $   24,563,994
Cash                                              165,661                  ----
Receivable for principal paydowns                    ----               101,216
Receivable for capital shares sold                 24,916                 4,689
Dividends and interest receivable                  53,076               229,431
Organization expenses, net (Note 2)                27,917                27,917
Other assets                                        8,711                 8,086
                                           --------------        --------------
  TOTAL ASSETS                                 37,775,691            24,935,333
                                           --------------        --------------

LIABILITIES
Payable for capital shares redeemed                   300                  ----
Payable for securities purchased                  357,997                  ----
Dividends payable to shareholders                    ----                24,978
Payable to affiliates (Note 4)                     47,171                31,020
Other accrued expenses and liabilities             23,469                24,608
                                           --------------        --------------
  TOTAL LIABILITIES                               428,937                80,606
                                           --------------        --------------

NET ASSETS                                 $   37,346,754        $   24,854,727
                                           ==============        ==============

Net assets consist of:
Paid-in capital                            $   23,561,428        $   24,508,893
Undistributed net investment income                94,608                  ----
Accumulated net realized gains from
 security transactions                            694,978                42,296
Net unrealized appreciation on investments
 (Note 1)                                      12,995,740               303,538
                                           --------------        --------------
Net assets                                 $   37,346,754        $   24,854,727
                                           ==============        ==============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value)                                  2,888,995             2,428,645
                                           ==============        ==============

Net asset value, redemption price and
 offering price per share (Note 1)         $        12.93        $        10.23
                                           ==============        ==============



See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended September 30, 1997(A)

                                                                    GW&K
                                                GW&K             Government
                                               Equity            Securities
                                                Fund                Fund
                                            ------------        ------------
INVESTMENT INCOME
   Dividends                                $    326,560        $        ---
   Interest                                       41,022           1,139,734
                                            ------------        ------------
     TOTAL INVESTMENT INCOME                     367,582           1,139,734
                                            ------------        ------------

EXPENSES
   Investment management fees (Note 4)           218,380             119,224
   Registration fees                              26,200              23,445
   Administration fees (Note 4)                   19,090              13,305
   Accounting services fees (Note 4)              16,000              14,000
   Custodian fees                                 11,023               8,632
   Pricing fees                                    1,027              17,496
   Trustees' fees and expenses                     8,241               8,241
   Reports to shareholders                         7,997               7,949
   Transfer agent fees (Note 4)                    8,000               7,000
   Organization expenses                           5,583               5,583
   Legal fees                                      3,570               3,570
   Insurance expense                               2,128               2,128
   Postage & supplies                              3,863               3,712
                                            ------------        ------------
      TOTAL EXPENSES                             331,102             234,285
   Fees waived by the Adviser (Note 4)           (58,128)            (80,153)
                                            ------------        ------------
      NET EXPENSES                               272,974             154,132
                                            ------------        ------------

NET INVESTMENT INCOME                             94,608             985,602
                                            ------------        ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security
    transactions                                 694,978              42,296
   Net change in unrealized
    appreciation/depreciation
    on investments                             6,776,858              303,53
                                            ------------        ------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS                              7,471,836             345,834
                                            ------------        ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                          $  7,566,444        $  1,331,436
                                            ============        ============

(A) Represents the period from the start of operations (October 17, 1996) through September 30, 1997.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended September 30, 1997(A)
                                                                  GW&K
                                              GW&K             Government
                                             Equity            Securities
                                              Fund                Fund
                                          ------------        ------------
FROM OPERATIONS:
   Net investment income                  $     94,608        $    985,602
   Net realized gains from
     security transactions                     694,978              42,296
   Net change in unrealized appreciation/
     depreciation on investments             6,776,858              303,53
                                          ------------        ------------
Net increase in net assets from
   operations                                7,566,444           1,331,436
                                          ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income          -----            (985,602)
                                          ------------        ------------
Decrease in net assets from
     distributions to shareholders               -----            (985,602)
                                          ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                 30,589,751         25,204,381
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders                               -----              686,801
   Payments for shares redeemed                (809,441)        (1,382,289)
                                          -------------       ------------
Net increase in net assets from
   capital share transactions                29,780,310         24,508,893
                                          -------------       ------------

TOTAL INCREASE IN NET ASSETS                 37,346,754         24,854,727

NET ASSETS:
   Beginning of period                            -----              -----
                                          -------------       ------------
   End of period                          $  37,346,754       $ 24,854,727
                                          =============       ============

UNDISTRIBUTED NET INVESTMENT INCOME       $      94,608       $      -----
                                          =============       ============
NUMBER OF SHARES:
   Sold                                       2,962,639          2,497,150
   Reinvested                                   -----               67,615
   Redeemed                                     (73,644)          (136,120)
                                          -------------       ------------
   Net increase in shares outstanding         2,888,995          2,428,645
   Shares outstanding, beginning
     of period                                    -----              -----
                                          -------------       ------------
   Shares outstanding, end of period          2,888,995          2,428,645
                                          =============       ============

(A)  Represents the period from the start of operations
(October 17, 1996) through September 30, 1997.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
FINANCIAL HIGHLIGHTS
For the Periods Ended September 30, 1997 (A)
                                                               GW&K
                                           GW&K             Government
                                          Equity            Securities
                                           Fund                Fund
                                         --------           ----------
PER SHARE DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD:

  Net asset value at beginning
    of period                            $  10.00            $  10.00
                                         --------            --------
  Income from investment operations:
    Net investment income                    0.03                0.50
    Net realized and unrealized gains
      on investments                         2.90                0.23
                                         --------            --------
  Total from investment operations           2.93                0.73
                                         --------            --------
  Less distributions:
    Dividends from net investment
      income                                 ----               (0.50)
                                         --------            --------
  Total distributions                        ----               (0.50)
                                         --------            --------

  Net asset value at end of period       $  12.93            $  10.23
                                         ========            ========

RATIOS AND SUPPLEMENTAL DATA:

  Total return (not annualized)            29.30%               7.50%
                                         ========            ========

  Net assets at end of period (000's)    $ 37,347            $ 24,855

  Ratio of expenses to average net
    assets (B)                              1.25%(C)            0.97%(C)
  Ratio of net investment income to
    average net assets                      0.43%(C)            6.19%(C)
  Portfolio turnover rate                     13%(C)              44%(C)

  Average commission rate per share      $ 0.0842                ----

(A) Represents the period from the initial public offering of shares (December 10, 1996 for the Equity Fund and December 16, 1996 for the Government Securities Fund) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.51%(C) and 1.47% (C) for the Equity Fund and the Government Securities Fund, respectively.

(C)  Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1997

1.   ORGANIZATION

The GW&K Equity Fund and the GW&K Government Securities Fund (individually,  a
Fund) (collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued for cash at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began the initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations and mortgage-backed securities are generally valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at the last sales price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund trades portfolio securities on a to-be-announced (TBA) basis.
In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1997:

                                                                GW&K
                                              GW&K           Government
                                             Equity          Securities
                                              Fund              Fund
                                          ------------      ------------

       Gross unrealized appreciation      $ 13,544,089      $    306,257
       Gross unrealized depreciation          (548,349)           (2,719)
                                          ------------      ------------
       Net unrealized appreciation        $ 12,995,740      $    303,538
                                          ============      ============
       Federal income tax cost            $ 24,499,670      $ 24,260,456
                                          ============      ============

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the period ended September 30, 1997:

                                                                    GW&K
                                                GW&K             Government
                                               Equity            Securities
                                                Fund                Fund
                                            ------------        ------------

     Purchases of investment securities     $ 14,098,169        $ 31,113,989
                                            ============        ============
     Proceeds from sales and maturities
       of investment securities             $  2,854,255        $  7,090,560
                                            ============        ============

4.   TRANSACTIONS WITH AFFILIATES

The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, transfer agent and shareholder service agent, and accounting services agent.

Advisory Agreement

Each Fund's investments are managed by the Adviser under the terms of an advisory agreement (Advisory Agreement). Under the terms of the Advisory Agreement, the GW&K Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets; the GW&K Government Securities Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the period ended September 30, 1997, the Adviser voluntarily waived advisory fees of $58,128 and $80,153, respectively.

Administrative Services Agreement

Under the terms of an Administration Agreement with the Trust, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, each Fund pays CFS a fee monthly, at the annual rate of .10% of the average value of its daily net assets up to $100,000,000,
 .075% of such assets from $100,000,000 to $200,000,000; and .05% of such assets in excess of $200,000,000; subject to a $1,000 monthly minimum fee.

Transfer Agent and Shareholder Service Agreement

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $21 per shareholder account from the GW&K Government Securities Fund and $17 per shareholder account from the GW&K Equity Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement

Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee of $2,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

Plan of Distribution

The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997
                                                          Market
Shares    COMMON STOCK --  98.8%                          Value
------    ----------------------                        ---------
          BASIC MATERIALS - 5.4%
38,000    Huntco, Inc. - Class A                     $     543,875
16,000    Ionics,  Inc. *                                  709,000
45,000    Universal Forest Products, Inc.                  787,500
                                                     -------------
                                                     $   2,040,375
                                                     -------------
          CONSUMER, CYCLICAL - 12.3%
36,000    DeVry, Inc. *                              $   1,075,500
38,000    Extended Stay America, Inc. *                    570,000
13,000    May Department Stores Company                    708,500
 3,500    Readers Digest  Association, Inc. - Class A      105,000
15,000    Readers Digest  Association, Inc. - Class B      427,500
14,000    Sears Roebuck & Co.                              797,125
30,000    Staffing Resources, Inc. *                       270,000
60,000    Standard-Pacific Corp.                           630,000
                                                     -------------
                                                     $   4,583,625
                                                     -------------

          CONSUMER, NON-CYCLICAL - 17.1%
32,000    CareMatrix  Corp. *                        $     812,000
32,000    Chiron Corp. *                                   724,000
15,000    EntreMed, Inc. *                                 149,062
10,000    General Mills, Inc.                              689,375
13,000    HealthCare COMPARE Corp. *                       830,375
 7,200    Merck & Co., Inc.                                719,550
25,000    Panamerican Beverages, Inc.                      976,562
19,900    PepsiCo, Inc.                                    807,194
11,200    Pfizer, Inc.                                     672,700
                                                     -------------
                                                     $   6,380,818
                                                     -------------
          ENERGY - 10.4%
30,972    AES Corp. *                                $   1,355,025
14,000    Camco International, Inc.                        976,500
19,000    Questar Corp                                     770,687
14,000    Royal Dutch Petroleum Company                    777,000
                                                     -------------
                                                     $   3,879,212
                                                     -------------

          FINANCIAL  SERVICES - 15.5%
23,000    Boston Properties, Inc. *                  $     754,687
19,000    Capital One Financial Corp.                      869,250
 9,368    Cincinnati Financial Corp.                       768,176
 6,000    Citicorp                                         803,625
40,000    CRIIMI MAE, Inc.                                 635,000
 3,500    General Re Corp.                                 694,750
30,000    Health & Retirement Property Trust               566,250
 5,500    MBIA, Inc.                                       689,906
                                                     -------------
                                                     $   5,781,644
                                                     -------------

                                                          Market
Shares                                                    Value
------                                                  ---------
          INDUSTRIAL - 10.9%
15,000    Boeing Company                             $     816,563
20,000    Dames & Moore, Inc.                              262,500
10,000    General Electirc Co.                             680,625
12,000    General Motors Corp., - Class H                  793,500
25,000    Republic Industries, Inc.*                       823,438
26,000    U.S. Rentals, Inc.*                              684,125
                                                     -------------
                                                     $   4,060,751
                                                     -------------
         TECHNOLOGY - 19.1%
27,000   Bay Networks, Inc. *                        $   1,042,875
40,000   Cognex Corp. *                                  1,315,000
17,500   Compaq Computer Corp.                           1,308,125
32,000   Mastech Corp. *                                 1,088,000
21,000   Oracle Corp. *                                    765,188
38,000   SDL, Inc. *                                       769,500
10,000   Xerox Corp.                                       841,875
                                                     -------------
                                                     $   7,130,563
                                                     -------------
         UTILITIES - 8.1%
15,000   AT&T Corp.                                        664,688
14,000   Enron Corp.                                       539,000
12,000   GTE Corp.                                         544,500
20,000   Houston Industries, Inc.                          435,000
24,000   WorldCom, Inc. *                                  849,000
                                                     -------------
                                                     $   3,032,188
                                                     -------------

         TOTAL COMMON STOCK (COST $23,893,436)       $  36,889,176
                                                     -------------

         CASH EQUIVALENTS - 1.6%
         -----------------------
606,234  Merrimac Cash Fund - Institutional Class
         (Cost $606,234)                             $     606,234
                                                     -------------

         TOTAL INVESTMENTS AT VALUE -  100.4%
         (COST $24,499,670)                             37,495,410
                                                    --------------

         OTHER ASSETS & LIABILITIES, NET  - (.4)%         (148,656)
                                                    --------------

         NET ASSETS -- 100.0%                       $   37,346,754
                                                    ==============

* Non-income producing securities.

See accompanying notes to financial statements.


GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997


   Par                                                                                 Market
  Value     MORTGAGE-BACKED SECURITIES -- 96.8%                                        Value
  -----     -----------------------------------                                      ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 25.5%
$ 1,321,467  Government National Mortgage Assoc., 9.50%, 06/15/09 thru 10/15/09    $  1,432,448
     12,863  Government National Mortgage Assoc., 9.75%, 12/15/00 thru 01/15/01          13,403
  1,714,427  Government National Mortgage Assoc., 10.00%, 10/15/00 thru 02/20/21      1,877,593
     44,226  Government National Mortgage Assoc., 10.25%, 05/15/99 thru 02/15/01         45,840
    486,841  Government National Mortgage Assoc., 10.50%, 12/20/00 thru 10/20/19        533,932
    534,934  Government National Mortgage Assoc., 11.00%, 12/15/09 thru 01/15/16        606,222
     15,872  Government National Mortgage Assoc., 11.25%, 01/15/98 thru 04/15/01         16,408
  1,107,990  Government National Mortgage Assoc., 11.50%, 06/20/99 thru 08/20/19      1,266,681
    250,908  Government National Mortgage Assoc., 11.75%, 08/15/13                      284,179
     16,979  Government National Mortgage Assoc., 12.00%, 08/15/13 thru 09/15/14         19,798
     15,272  Government National Mortgage Assoc., 12.25%, 04/15/14                       17,484
    199,245  Government National Mortgage Assoc., 13.00%, 01/15/11 thru 01/15/15        235,570
-----------                                                                        ------------
$ 5,721,024  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                        $  6,349,558
-----------                                                                        ------------
             (Amortized Cost $6,246,519)

            FEDERAL HOME LOAN MORTGAGE CORP. - 35.1%
$   491,144  Federal Home Loan Mortgage Corp., 7.50%, 02/01/22                     $    505,849
    299,727  Federal Home Loan Mortgage Corp., 8.50%, 03/01/08 thru 09/01/17            314,765
    859,074  Federal Home Loan Mortgage Corp., 8.75%, 10/01/08                          907,620
    336,060  Federal Home Loan Mortgage Corp., 9.00%, 07/01/08 thru 12/01/16            356,321
  2,406,374  Federal Home Loan Mortgage Corp., 9.25%, 10/01/08 thru 12/1/10           2,581,720
    538,363  Federal Home Loan Mortgage Corp., 9.75%, 12/01/08 thru 01/01/10            582,998
     43,660  Federal Home Loan Mortgage Corp., 10.00%, 01/01/01 thru 03/01/03            45,857
  1,510,714  Federal Home Loan Mortgage Corp., 10.25%, 04/01/09 thru 02/01/10         1,640,078
    330,594  Federal Home Loan Mortgage Corp., 10.50%, 06/01/00 thru 10/01/19           360,098
    304,447  Federal Home Loan Mortgage Corp., 10.75%, 07/01/10                         335,117
    267,267  Federal Home Loan Mortgage Corp., 11.00%, 12/01/00 thru 01/01/19           294,531
     54,859  Federal Home Loan Mortgage Corp., 11.25%, 09/01/09 thru 11/01/13            61,201
    243,894  Federal Home Loan Mortgage Corp., 11.50%, 06/01/11 thru 06/01/19           274,686
     90,646  Federal Home Loan Mortgage Corp., 11.75%, 02/01/11 thru 07/01/13           102,459
     61,161  Federal Home Loan Mortgage Corp., 12.00%, 12/01/11 thru 02/01/16            69,955
    158,139  Federal Home Loan Mortgage Corp., 12.50%, 01/01/10 thru 07/01/15           180,862
    104,010  Federal Home Loan Mortgage Corp., 13.00%, 01/01/00 thru 12/01/14           119,958
-----------                                                                        ------------
$ 8,100,133  TOTAL FEDERAL HOME LOAN MORTGAGE CORP.                                $  8,734,075
-----------                                                                        ------------
              (Amortized Cost $8,638,250)

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 36.2%
$   362,799  Federal National Mortgage Association, 8.00%, 08/01/19                $    379,335
    831,382  Federal National Mortgage Association, 8.50%, 12/01/08 thru 04/01/19       875,986
    441,964  Federal National Mortgage Association, 8.75%, 08/01/07 thru 08/01/17       465,542
  2,543,828  Federal National Mortgage Association, 9.00%, 09/01/24 thru 03/01/25     2,701,444
    297,936  Federal National Mortgage Association, 9.25%, 12/01/15                     320,966
    140,448  Federal National Mortgage Association, 9.75%, 05/01/09                     150,865
  2,409,253  Federal National Mortgage Association, 10.00%, 11/01/00 thru 10/01/20    2,625,453
    168,173  Federal National Mortgage Association, 10.25%, 05/01/09 thru 03/01/16      186,609
    926,822  Federal National Mortgage Association, 10.50%, 08/01/00 thru 09/01/20    1,026,446
     75,399  Federal National Mortgage Association, 10.75%, 09/01/09 thru 03/01/14       84,706
     19,803  Federal National Mortgage Association, 11.25%, 10/01/15                     22,413
     73,116  Federal National Mortgage Association, 12.00%, 03/01/13 thru 07/01/13       84,413
     60,543  Federal National Mortgage Association, 12.25%, 05/01/10 thru 07/01/15       69,321
-----------                                                                         -----------
$ 8,351,466  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                            $ 8,993,499
-----------                                                                         -----------
                (Amortized Cost $8,888,825)

$22,172,623  TOTAL MORTGAGE-BACKED SECURITIES                                       $24,077,132
===========                                                                         -----------
                (Amortized Cost $23,773,594)

             CASH EQUIVALENTS -- 2.0%
$   486,862  Merrimac Cash Fund -  Institutional Class (Cost $486,862)              $   486,862
-----------                                                                          ----------
$   486,862  TOTAL CASH EQUIVALENTS                                                 $   486,862
-----------                                                                          ----------

             TOTAL INVESTMENTS AND CASH EQUIVALENTS AT VALUE -- 98.8%               $24,563,994

             OTHER ASSETS AND LIABILITIES, NET -- 1.2%                              $   290,733
                                                                                    -----------
             NET ASSETS -- 100%                                                     $24,854,727
                                                                                    ===========


See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
222 Berkeley Street
Boston, Massachusetts 02116


Board of Trustees
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias


Investment Adviser
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900


Transfer Agent
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354


Shareholder Service
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)